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            PUTNAM HARTFORD CAPITAL MANAGER PLUS (SERIES II AND IIR)
                              SEPARATE ACCOUNT TEN
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-101947

      SUPPLEMENT DATED AUGUST 2, 2005 TO YOUR PROSPECTUS DATED MAY 2, 2005




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               SUPPLEMENT DATED AUGUST 2, 2005 TO YOUR PROSPECTUS

The following sub-section "Do I always get to keep my Payment Enhancements?" in the section of your prospectus entitled "The Contract" is deleted in its entirety and replaced with the following:

         DO I ALWAYS GET TO KEEP MY PAYMENT ENHANCEMENTS?

         You won't always get to keep the Payment Enhancements credited to your Contract Value. Hartford will take back or "recapture" some or all of the Payment Enhancements under certain circumstances:

              - Hartford will take back the Payment Enhancements we credit to your Contract Value if you cancel your Contract during the "Right to Examine" period described in your Contract.
              - Hartford will deduct any Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts.
              - Hartford will deduct all Payment Enhancements credited during a period of eligible confinement to a hospital, nursing home or other qualified long-term care facility under the Waiver of Sales Charge Rider if you request a full or partial Surrender.

The following disclosure is added under the sub-section "Other Information" under the Section "The Hartford's Principal First and The Hartford's Principal First Preferred":

"The Hartford's Principal First or The Hartford's Principal First Preferred may be elected when you purchase your Contract or anytime after your first Contract Anniversary."

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5271